Exhibit 10.19

EXECUTION VERSION

EXTENSION OF WAIVER AND CONSENT

EXTENSION OF WAIVER AND CONSENT under the Supplements referred to below, dated as of June 12, 2014 (this “Consent Extension”), among THE HERTZ CORPORATION, a Delaware corporation (“Hertz”), HERTZ VEHICLE FINANCING II LP, a special purpose Delaware limited partnership (“HVF II”), HERTZ VEHICLE FINANCING LLC, a special purpose Delaware limited liability company (“HVF”), RENTAL CAR FINANCE CORP., a special purpose Oklahoma corporation (“RCFC”), DTG OPERATIONS, INC., an Oklahoma corporation (“DTG Operations”), each party identified on the signature pages attached hereto as a Conduit Investor, each party identified on the signature pages attached hereto as a Committed Note Purchaser and each party identified on the signature pages attached hereto as a Funding Agent (such Conduit Investors, Committed Note Purchasers and Funding Agents, collectively, the “Lenders”).

RECITALS

WHEREAS, HVF II is party to that certain Series 2013-A Supplement, dated as of November 25, 2013 (as amended, restated, supplemented or otherwise modified, including pursuant to the Waiver and Consent referred to below, from time to time, the “Series 2013-A Supplement”), by and among HVF II, The Bank of New York Mellon Trust Company, N.A., Hertz, as Group I Administrator, Deutsche Bank AG, New York Branch, as Administrative Agent, and those certain conduit investors, committed note purchasers and funding agents from time to time party thereto;

WHEREAS, HVF II is party to that certain Series 2013-B Supplement, dated as of November 25, 2013 (as amended, restated, supplemented or otherwise modified, including pursuant to the Waiver and Consent referred to below, from time to time, the “Series 2013-B Supplement”, and together with the Series 2013-A Supplement, the “Supplements”), by and among HVF II, The Bank of New York Mellon Trust Company, N.A., Hertz, as Group II Administrator, Deutsche Bank AG, New York Branch, as Administrative Agent, and those certain conduit investors, committed note purchasers and funding agents from time to time party thereto;

WHEREAS, each of Hertz, HVF II, HVF, RCFC and the Lenders is a party to that certain Waiver and Consent, dated as of May 16, 2014 (the “Waiver and Consent”), pursuant to which the Lenders consented to extend the date for delivery of the March 2014 Quarterly Financial Statements (as defined therein) and certain other information required pursuant to the Series 2013-A Related Documents and the Series 2013-B Related Documents to the Extended Delivery Date (as defined therein) and granted the waivers specified therein until the Extended Delivery Date;

WHEREAS, each of Hertz, HVF II, HVF and RCFC has requested that the Lenders consent to extend the Extended Delivery Date specified in the Waiver and Consent, including for delivery of financial and other information for the second fiscal quarter of 2014;

WHEREAS, Hertz has concluded that the financial statements of Hertz and its consolidated subsidiaries for the fiscal year 2011 must be restated;

NOW, THEREFORE, in consideration of the covenants and agreements contained herein, as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.                                           Defined Terms.  Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Waiver and Consent or in the Supplements, as applicable.

Section 2.                                           Extension of Waiver and Consent.

(a)         The Lenders hereby (i) agree to amend the Waiver and Consent by deleting the phrase “June 15, 2014” in Section 2(a) of the Waiver and Consent and substituting therefor the phrase “November 14, 2014” and (ii) agree that each reference to the “Extended Delivery Date” in the Waiver and Consent and in this Section 2 shall be construed to be a reference to the date November 14, 2014, including without limitation for purposes of the waivers set forth in Sections 2(b) and 2(c) of the Waiver and Consent, and the agreement and acknowledgement set forth in Section 2(d) of the Waiver and Consent.

(b)         The Lenders hereby agree to amend the Waiver and Consent by:

(i)                                     deleting the phrase “fiscal quarter ended March 31, 2014” in Section 2(a) of the Waiver and Consent and substituting therefor the phrase “fiscal quarters ended March 31, 2014 and June 30, 2014”,

(ii)                                  deleting the phrase “March 2014” each time such phrase appears in Sections 2(a) and 2(b) and in the recitals of the Waiver and Consent;

(iii)                               adding the following to the end of Section 2(b) of the Waiver and Consent:

“; provided that, notwithstanding anything to the contrary herein, the foregoing shall not constitute a waiver of, and the Lenders do not hereby waive, any Amortization Event or Potential Amortization Event with respect to any of the Series 2013-A Notes or any of the Series 2013-B Notes resulting from a Hertz Senior Credit Facility Default whether or not such Hertz Senior Credit Facility Default arose, directly or indirectly, as a result of or in connection with the failure to deliver any of the Quarterly Financial Statements or any certificates or other information under any documents related to Hertz’s Senior Credit Facilities or to any other indebtedness”;

(iv)                              deleting the phrase “until the Extended Delivery Date” in the first sentence of Section 2(c) of the Waiver and Consent and substituting therefor the phrase “until the earlier of the Extended Delivery Date and the 15th day following the first date on which all Quarterly Financial Statements have been delivered (such earlier date, the “Extension Date”)”;

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(v)                                 adding the following to the end of the first sentence of Section 2(c) of the Waiver and Consent:

“; provided that, notwithstanding anything to the contrary herein, the foregoing shall not constitute a waiver of, and the Lenders do not hereby waive, any Amortization Event or Potential Amortization Event with respect to any of the Series 2013-A Notes or any of the Series 2013-B Notes resulting from (A) a Hertz Senior Credit Facility Default, (B) any Event of Bankruptcy with respect to Hertz Vehicles LLC, HGI, HVF, HVF II, the HVF II General Partner, DTAG, DTG, Hertz or RCFC, (C) the failure of the Series 2013-G1 Aggregate Asset Amount to exceed the Series 2013-G1 Asset Coverage Threshold Amount, (D) the failure of the Series 2010-3 Aggregate Asset Amount to exceed the Series 2010-3 Asset Coverage Threshold Amount, (E) the occurrence of a Group I Aggregate Asset Amount Deficiency, (F) the occurrence of a Group II Aggregate Asset Amount Deficiency, (G) the occurrence of a Series 2013-A Liquid Enhancement Deficiency, (H) the occurrence of a Series 2013-B Liquid Enhancement Deficiency, (I) with respect to the Series 2013-A Notes, the occurrence of a Series 2013-B Amortization Event and (J) with respect to the Series 2013-B Notes, the occurrence of a Series 2013-A Amortization Event, in each case, whether or not any of the events or circumstances specified in the foregoing clauses (A) through (J) arose, directly or indirectly, as a result of or in connection with the Restatement, if any, or any action taken or any failure to take action while any such events giving rise to such events or circumstances was continuing to the extent such action or failure to take action would have been permitted but for the existence of such events”;

(vi)                              deleting the phrase “Extended Delivery Date” each time such phrase appears in the second sentence of Section 2(c) of the Waiver and Consent and substituting therefor the phrase “Extension Date”;

(vii)                           deleting the phrase “Extended Delivery Date” in Section 2(d) of the Waiver and Consent and substituting therefor the phrase “Extension Date”; and

(viii)                        adding the following immediately after each reference to “Section 2” in Section 2(d) of the Waiver and Consent:

“(other than any Amortization Event or Potential Amortization Event with respect to any of the Series 2013-A Notes or any of the Series 2013-B Notes resulting from any of the events or circumstances described in clauses (A) through (J) of Section 2(c) above)”.

Section 3.                                           Conditions to Effectiveness of Consent Extension.  This Consent Extension shall become effective on the date (such date, if any, the “Consent Effective Date”) the Administrative Agent shall have received this Consent Extension executed and delivered by the parties hereto.  The Administrative Agent shall give prompt notice in writing to Hertz of the occurrence of the Consent Effective Date.  For the avoidance of doubt, the Lenders hereby expressly waive any requirement that any “Rating Agency Condition” (as defined in any Series 2013-A Related Document or any Series 2013-B Related Document) be satisfied in connection with this Consent Extension.

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Section 4.                                           Effects on Related Documents; Acknowledgement.

(a)                                 Except as expressly modified hereby, the Waiver and Consent shall continue in effect in accordance with its terms.  Except as expressly set forth herein and in the Waiver and Consent as modified hereby, this Consent Extension (i) shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Collateral Agent or the Trustee under any Series 2013-A Related Document or any Series 2013-B Related Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Supplements or in any other provision of any Series 2013-A Related Document or any Series 2013-B Related Document.  Each and every term, condition, obligation, covenant and agreement contained in the Supplements or any other Series 2013-A Related Document or any other Series 2013-B Related Document is hereby ratified and re-affirmed in all respects and shall continue in full force and effect as modified by this Consent Extension and the Waiver and Consent and nothing herein can or may be construed as a novation thereof.  Each of Hertz, DTG Operations, HVF II, HVF and RCFC reaffirms on the Consent Effective Date its obligations under the Series 2013-A Related Documents and the Series 2013-B Related Documents, in each case, to which it is a party and the validity, enforceability and perfection of the Liens, if any, granted by it pursuant to the Series 2013-A Related Documents and the Series 2013-B Related Documents, in each case, to which it is a party.  All references to any Series 2013-A Related Document or to any Series 2013-B Related in any Series 2013-A Related Document or in any Series 2013-B Related Document and all references in any such document to “hereunder”, “hereof” or words of like import referring to any such document, shall, unless expressly provided otherwise, refer to such document after giving effect to the waivers set forth in this Consent Extension and the Waiver and Consent.

(b)                                 For the avoidance of doubt, neither this Consent Extension nor the Waiver and Consent as modified hereby constitutes an acknowledgement by any of Hertz or any of its Subsidiaries that a Restatement would result in an Amortization Event, Potential Amortization Event, Series 2013-G1 Amortization Event, Series 2013-G1 Potential Amortization Event, Series 2010-3 Amortization Event, Series 2010-3 Potential Amortization Event, Operating Lease Event of Default or Potential Operating Lease Event of Default under any Series 2013-A Related Documents or any Series 2013-B Related Documents and each of Hertz, HVF II, HVF and RCFC reserves all of its rights under the Series 2013-A Related Documents and the Series 2013-B Related Documents in connection therewith.

Section 5.                                           Expenses.  Hertz agrees to pay or reimburse the Administrative Agent for (i) all of its reasonable out-of-pocket costs and expenses incurred in connection with this Consent Extension, any other documents prepared in connection herewith and the transactions contemplated hereby, and (ii) the reasonable fees, charges and disbursements of Latham & Watkins LLP, as counsel to the Administrative Agent and the Lenders.

Section 6.                                           Counterparts.  This Consent Extension may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument.  Delivery of an executed counterpart of a signature page of this Consent Extension by facsimile or any other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

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Section 7.                                           Applicable Law.  THIS CONSENT EXTENSION, AND ALL MATTERS ARISING OUT OF OR RELATING TO THIS CONSENT EXTENSION, SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAW OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HERETO SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAW.

Section 8.                                           Headings.  The headings of this Consent Extension are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

[Remainder of page intentionally left blank.]

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IN WITNESS WHEREOF, the parties hereto have caused this Consent Extension to be executed and delivered by their respective duly authorized officers as of the date first above written.

THE HERTZ CORPORATION

By:	/s/ R. Scott Massengill
Name: R. Scott Massengill
Title: Senior Vice President and Treasurer

DTG OPERATIONS, INC.

By:	/s/ R. Scott Massengill
Name: R. Scott Massengill
Title: Assistant Treasurer

HERTZ VEHICLE FINANCING II LP, a limited partnership

By: HVF II GP Corp., its general partner

By:	/s/ R. Scott Massengill
Name: R. Scott Massengill
Title: Treasurer

DTG OPERATIONS, INC.

By:	/s/ R. Scott Massengill
Name: R. Scott Massengill
Title: Treasurer

[SIGNATURE PAGE TO SERIES 2013-A AND 2013-B EXTENSION OF WAIVER AND CONSENT]

HERTZ VEHICLE FINANCING LLC

By:	/s/ R. Scott Massengill
Name: R. Scott Massengill
Title: Treasurer

RENTAL CAR FINANCE CORP.

By:	/s/ R. Scott Massengill
Name: R. Scott Massengill
Title: Assistant Treasurer

[SIGNATURE PAGE TO SERIES 2013-A AND 2013-B EXTENSION OF WAIVER AND CONSENT]

BARCLAYS BANK PLC, as a Committed Note Purchaser and as a Funding Agent, in each case under both the Series 2013-A Supplement and the Series 2013-B Supplement

By:	/s/ Laura Spichiger
Name: Laura Spichiger
Title: Director

[SIGNATURE PAGE TO SERIES 2013-A AND 2013-B EXTENSION OF WAIVER AND CONSENT]

THE BANK OF NOVA SCOTIA, as a Committed Note Purchaser and as a Funding Agent, in each case under both the Series 2013-A Supplement and the Series 2013-B Supplement

By:	/s/ Kimberley Snyder
Name: Kimberley Snyder
Title: Director

LIBERTY STREET FUNDING LLC, as a Conduit Investor, under both the Series 2013-A Supplement and the Series 2013-B Supplement

By:	/s/ Jill A. Russo
Name: Jill A. Russo
Title: Vice President

[SIGNATURE PAGE TO SERIES 2013-A AND 2013-B EXTENSION OF WAIVER AND CONSENT]

BANK OF AMERICA, N.A., as a Committed Note Purchaser and as a Funding Agent, in each case under both the Series 2013-A Supplement and the Series 2013-B Supplement

By:	/s/ Nina Austin
Name: Nina Austin
Title: Vice President

[SIGNATURE PAGE TO SERIES 2013-A AND 2013-B EXTENSION OF WAIVER AND CONSENT]

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Committed Note Purchaser and as a Funding Agent, in each case under both the Series 2013-A Supplement and the Series 2013-B Supplement

By:	/s/ Sam Pilcer
Name: Sam Pilcer
Title: Managing Director

By:	/s/ Roger Klepper
Name: Roger Klepper
Title: Managing Director

ATLANTIC ASSET SECURITIZATION LLC, as a Conduit Investor, under both the Series 2013-A Supplement and the Series 2013-B Supplement

By: CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as Attorney-in-Fact

By:	/s/ Sam Pilcer
Name: Sam Pilcer
Title: Managing Director

By:	/s/ Roger Klepper
Name: Roger Klepper
Title: Managing Director

[SIGNATURE PAGE TO SERIES 2013-A AND 2013-B EXTENSION OF WAIVER AND CONSENT]

ROYAL BANK OF CANADA, as a Committed Note Purchaser and as a Funding Agent, in each case under both the Series 2013-A Supplement and the Series 2013-B Supplement

By:	/s/ Robert S. Jones
Name: Robert S. Jones
Title: Authorized Signatory

By:	/s/ Kevin P. Wilson
Name: Kevin P. Wilson
Title: Authorized Signatory

THUNDER BAY FUNDING, LLC, as a Conduit Investor, under both the Series 2013-A Supplement and the Series 2013-B Supplement

By:	/s/ Kevin P. Wilson
Name: Kevin P. Wilson
Title: Authorized Signatory

[SIGNATURE PAGE TO SERIES 2013-A AND 2013-B EXTENSION OF WAIVER AND CONSENT]

VERSAILLES ASSETS LLC, as a Committed Note Purchaser and as a Conduit Investor, in each case under both the Series 2013-A Supplement and the Series 2013-B Supplement

By: GLOBAL SECURITIZATION SERVICES, LLC, its Manager

By:	/s/ John L. Fridlington
Name: John L. Fridlington
Title: Vice President

NATIXIS NEW YORK BRANCH, as a Funding Agent, under both the Series 2013-A Supplement and the Series 2013-B Supplement

By:	/s/ Terrence Gregersen
Name: Terrence Gregersen
Title: Executive Director

By:	/s/ David S. Bondy
Name: David S. Bondy
Title: Managing Director

[SIGNATURE PAGE TO SERIES 2013-A AND 2013-B EXTENSION OF WAIVER AND CONSENT]

THE ROYAL BANK OF SCOTLAND PLC, as a Committed Note Purchaser and as a Funding Agent, in each case under both the Series 2013-A Supplement and the Series 2013-B Supplement

By: RBS SECURITIES INC., as Agent

By:	/s/ David J. Donofrio
Name: David J. Donofrio
Title: Director

[SIGNATURE PAGE TO SERIES 2013-A AND 2013-B EXTENSION OF WAIVER AND CONSENT]

BANK OF MONTREAL, as a Committed Note Purchaser, under both the Series 2013-A Supplement and the Series 2013-B Supplement

By:	/s/ Brian Zaban
Name: Brian Zaban
Title: Managing Director

FAIRWAY FINANCE COMPANY, LLC, as a Conduit Investor, under both the Series 2013-A Supplement and the Series 2013-B Supplement

By:	/s/ Lori Gebron
Name: Lori Gebron
Title: Vice President

BMO CAPITAL MARKETS CORP., as a Funding Agent, under both the Series 2013-A Supplement and the Series 2013-B Supplement

By:	/s/ John Pappano
Name: John Pappano
Title: Managing Director

[SIGNATURE PAGE TO SERIES 2013-A AND 2013-B EXTENSION OF WAIVER AND CONSENT]

SUNTRUST BANK, as a Committed Note Purchaser and as a Funding Agent, in each case under both the Series 2013-A Supplement and the Series 2013-B Supplement

By:	/s/ Kheang Lim
Name: Kheang Lim
Title: Vice President

[SIGNATURE PAGE TO SERIES 2013-A AND 2013-B EXTENSION OF WAIVER AND CONSENT]

BNP PARIBAS, NEW YORK BRANCH, as a Committed Note Purchaser and as a Funding Agent, in each case under both the Series 2013-A Supplement and the Series 2013-B Supplement

By:	/s/ Mary Dierdorff
Name: Mary Dierdorff
Title: Managing Director

By:	/s/ Khoi-Ann Berger-Luong
Name: Khoi-Ann Berger-Luong
Title: Managing Director

STARBIRD FUNDING CORPORATION, as a Conduit Investor, under both the Series 2013-A Supplement and the Series 2013-B Supplement

By:	/s/ David V. DeAngelis
Name: David V. DeAngelis
Title: Vice President

By:	/s/ John L. Fridlington
Name: John L. Fridlington
Title: Vice President

[SIGNATURE PAGE TO SERIES 2013-A AND 2013-B EXTENSION OF WAIVER AND CONSENT]

GOLDMAN SACHS BANK USA, as a Committed Note Purchaser and as a Funding Agent, in each case under both the Series 2013-A Supplement and the Series 2013-B Supplement

By:	/s/ Charles D. Johnston
Name: Charles D. Johnston
Title: Authorized Signatory

[SIGNATURE PAGE TO SERIES 2013-A AND 2013-B EXTENSION OF WAIVER AND CONSENT]

GRESHAM RECEIVABLES (NO. 29) LTD, as a Committed Note Purchaser and as a Conduit Investor, in each case under both the Series 2013-A Supplement and the Series 2013-B Supplement

By:	/s/ Ariel Pinel
Name: Ariel Pinel
Title: Director

LLOYDS BANK PLC, as a Funding Agent, under both the Series 2013-A Supplement and the Series 2013-B Supplement

By:	/s/ Thomas Spary
Name: Thomas Spary
Title: Director

[SIGNATURE PAGE TO SERIES 2013-A AND 2013-B EXTENSION OF WAIVER AND CONSENT]

DEUTSCHE BANK AG, NEW YORK BRANCH, as a Committed Note Purchaser and as a Funding Agent, in each case under both the Series 2013-A Supplement and the Series 2013-B Supplement

By:	/s/ Colin Bennet
Name: Colin Bennet
Title: Director

By:	/s/ Billy Strobel
Name: Billy Strobel
Title: Vice President

SARATOGA FUNDING CORP., LLC, as a Conduit Investor, under both the Series 2013-A Supplement and the Series 2013-B Supplement

By:	/s/ Michael R. Newell
Name: Michael R. Newell
Title: Vice President

[SIGNATURE PAGE TO SERIES 2013-A AND 2013-B EXTENSION OF WAIVER AND CONSENT]